Exhibit 10.1

LaSalle Bank N.A. 136 South LaSalle Street Suite 243 Chicago. IL 60603 (312) 904-0735 Fax: (312)904-8602 patrick.o’Toole@abnamro.com

Patrick J. O’Tools Vice President

May 13, 2004

Ben J. Potluist
Chief Financial Officer
Akorn. Inc.
2500 Millbook Drive
Buffalo Greve, IL 60089

Dear Ben,

This letter is to inform you that the Bank has waived Akorn’s three month EBITDA covenant for December 31, 2003, and modified the quarterly EBITDA builds (commencing January 01, 2004) through September 30, 2004. Specifically, EBITDA has been modified for March 31, 2004. June 30, 2004 and September 30, 2004 to $[ILLEGIBLE] million, $2.5 million and $4.7 million, respectively. Additionally, the measurement of the Fixed Charge Coverage, Senior Leverage and Total Leverage covenants will commence on December 31, 2004, opposed to the previously approved measurement on June 30, 2004.

Please note, the changes described herein are subject to legal documentation. Should you have any questions, please do not hesitate to contact me directly.

Sincerely,

Patricks J. O’ Toole
Vice President